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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this registration statement on Form S-1.


/s/ ARTHUR ANDERSEN LLP

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ARTHUR ANDERSEN LLP

Salt Lake City, Utah

December 11, 1996